Exhibit 4.1

DOVER CORPORATION
and
J.P. MORGAN TRUST COMPANY,
NATIONAL ASSOCIATION,
Original Trustee
and
THE BANK OF NEW YORK,
Series Trustee

FIRST SUPPLEMENTAL INDENTURE
Dated as of October 13, 2005

4.875% Notes due October 15, 2015
5.375% Debentures due October 15, 2035

     FIRST SUPPLEMENTAL INDENTURE, dated as of October 13, 2005, among DOVER CORPORATION, a Delaware corporation (the “Company”), J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (formerly known as BANK ONE TRUST COMPANY, N.A.), as Trustee (the “Original Trustee”), a national banking association, and THE BANK OF NEW YORK, a New York banking corporation, as trustee with respect to the 2005 Securities (as hereinafter defined) (the “Series Trustee”).
W I T N E S S E T H:
     WHEREAS, the Company and the Original Trustee executed and delivered an Indenture, dated as of February 8, 2001 (the “Indenture”), to provide for the issuance by the Company from time to time of unsecured debentures, notes or other evidences of indebtedness, to be issued in one or more series as provided in the Indenture;
     WHEREAS, on February 12, 2001, pursuant to a Board Resolution, the Company issued a series of its debt securities under the Indenture designated as the “6.50% Notes due February 15, 2011” in the aggregate principal amount of $400,000,000 for which the Original Trustee is the trustee;
     WHEREAS, pursuant to a Board Resolution, the Company has authorized the creation and issuance of two additional series of its debt securities under the Indenture, to wit, $300,000,000 aggregate principal amount of 4.875% Notes due October 15, 2015 (the “Notes due 2015”) and $300,000,000 aggregate principal amount of 5.375% Debentures due October 15, 2035 (the “Debentures due 2035” and together with the Notes due 2015, the “2005 Securities”);
     WHEREAS, pursuant to the Board Resolution authorizing the issuance of the 2005 Securities, The Bank of New York has been designated as the Series Trustee under the Indenture in respect of each of the series of Notes due 2015 and Debentures due 2035;
     WHEREAS, Section 901 of the Indenture provides that, without the consent of the Holders, the Company, when authorized by a Board Resolution, may enter into a supplemental indenture with the Original Trustee (i) to evidence and provide for the acceptance of appointment hereunder by a series trustee or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611 of the Indenture, (ii) to establish the forms or terms of any series as permitted by Sections 201 and 301 of the Indenture or (iii) to make any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series;
     WHEREAS, the Company has requested that the Original Trustee enter into this First Supplemental Indenture in connection with the Company’s appointing the Series Trustee with all the rights, powers, trusts and duties of the Original Trustee with respect to, and only with respect to, the 2005 Securities and for the purpose of supplementing and amending the Indenture pursuant to Section 901 thereof to permit such appointment;
     WHEREAS, the Company desires to establish the forms and terms of each of the Notes due 2015 and the Debentures due 2035 in accordance with Sections 201 and 301 of the Indenture.
     WHEREAS, the Company has determined that this First Supplemental Indenture is authorized or permitted by Sections 901 and 611 of the Indenture and has delivered to the Original Trustee and the Series Trustee an Opinion of Counsel to that effect and an Opinion of Counsel and an Officers’ Certificate pursuant to Section 102 of the Indenture to the effect that all conditions precedent provided for in the

Indenture to the Original Trustee’s and the Series Trustee’s execution and delivery of this First Supplemental Indenture have been complied with;
     WHEREAS, the entering into this First Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture; and
     WHEREAS, all things necessary to make this First Supplemental Indenture a valid indenture and agreement according to its terms have been done.
     NOW, THEREFORE, the Company, the Original Trustee and the Series Trustee agree as follows:
ARTICLE 1
APPOINTMENT OF AND ACCEPTANCE
BY SERIES TRUSTEE
     Section 1.1. Appointment of Series Trustee. Pursuant to the Indenture and pursuant to this First Supplemental Indenture, the Company hereby appoints the Series Trustee as Trustee under the Indenture with respect to, and only with respect to, the Notes due 2015 and the Debentures due 2035. Pursuant to the Indenture, all the rights, powers, trusts and duties of the Trustee under the Indenture shall be vested in the Series Trustee with respect to the Notes due 2015 and the Debentures due 2035 and there shall continue to be vested in the Original Trustee all of its rights, powers, trusts and duties as Trustee under the Indenture with respect to all of the series of Securities as to which it has served and continues to serve as Trustee under the Indenture.
     Section 1.2. Eligibililty of Series Trustee. The Series Trustee hereby represents that it is qualified and eligible under the provisions of Section 609 of the Indenture and the provisions of the Trust Indenture Act to accept its appointment as Trustee with respect to the Notes due 2015 and the Debentures due 2035 under the Indenture and hereby accepts the appointment as such Trustee.
ARTICLE 2
THE 2005 SECURITIES
     Section 2.1. Terms of 2005 Securities. The following terms relating to the 2005 Securities are hereby established:
     (a) Title: The Notes due 2015 shall constitute a series of Securities having the title “4.875% Notes due October 15, 2015” and the Debentures due 2035 shall constitute a series of Securities having the title “5.375% Debentures due October 15, 2035.”
     (b) Principal Amount: The initial aggregate principal amount of the Notes due 2015 that may be authenticated and delivered under the Indenture (except for Notes due 2015 authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes due 2015 pursuant to Sections 304, 305, 306, 906 or 1107 and except for Notes due 2015 which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder) shall be $300,000,000. The initial aggregate principal amount of the Debentures due 2035 that may be authenticated and delivered under the Indenture (except for Debentures due 2035 authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures due 2035 pursuant to Sections 304, 305, 306, 906 or 1107 and except for Debentures due 2035 which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder) shall be $300,000,000.

     (c) Stated Maturity: The entire outstanding principal of the Notes due 2015 shall be payable on October 15, 2015 plus any unpaid interest accrued to such date and the entire outstanding principal of the Debentures due 2035 shall be payable on October 15, 2035 plus any unpaid interest accrued to such date.
     (d) Interest Rate; Payment: The rate at which the Notes due 2015 shall bear interest shall be 4.875% per annum; the rate at which the Debentures due 2035 shall bear interest shall be 5.375% per annum; the date from which interest shall accrue on the 2005 Securities shall be October 13, 2005; the Interest Payment Dates for the Notes due 2015 on which interest will be payable shall be April 15 and October 15 in each year, beginning April 15, 2006; the Regular Record Dates for the interest payable on the Notes due 2015 on any Interest Payment Date shall be the April 1 and October 1 preceding the applicable Interest Payment Date; the Interest Payment Dates for the Debentures due 2035 on which interest will be payable shall be April 15 and October 15 in each year, beginning April 15, 2006; the Regular Record Dates for the interest payable on the Debentures due 2035 on any Interest Payment Date shall be the April 1 and October 1 preceding the applicable Interest Payment Date; and the basis upon which interest on the 2005 Securities shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.
     (e) Place of Payment: The initial place of payment of the principal of (and premium, if any) and any interest on the Notes due 2015 and the Debentures due 2035 shall be New York, New York; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register.
     (f) Redemption:
     (i) Either or both of the Notes due 2015 and the Debentures due 2035 may be redeemed in whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of (1) 100% of the principal amount of the 2005 Securities then outstanding to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2005 Securities to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as hereinafter defined) plus (x) 12.5 basis points in the case of the Notes due 2015 and (y) 15 basis points in the case of the Debentures due 2035, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the redemption date (the “Redemption Price”).
     The Company shall set forth the Redemption Price in an Officers’ Certificate delivered to the Series Trustee on or before the Redemption Date. The Series Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price set forth in any such Officers’ Certificate.
     (ii) For purposes of this provision,
     “Treasury Rate” means, with respect to any redemption date: (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the treasury rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     “Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“remaining life”) of the 2005 Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2005 Securities.
     “Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.
     “Independent Investment Banker” means either J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. or Wachovia Capital Markets, LLC, as specified by the Company, or, if these firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
     “Reference Treasury Dealer” means (1) J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and at least one other primary U.S. Government securities dealer in New York City selected by Wachovia Capital Markets, LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
     (iii) In the event of redemption of either of the Notes due 2015 or the Debentures due 2035 in part only, a new Security or Securities of such series and of like tenor for the unredeemed portion thereof will be issued in the name of the Holder thereof upon the cancellation thereof.
     (g) Defeasance: The Company may elect, at its option at anytime, pursuant to Section 1301 of the Indenture, to have Section 1302 or Section 1303 in the Indenture, or both, apply to the Notes due 2015 or the Debentures due 2035, or both, or any principal amount thereof.
     (h) Denominations: Each of the Notes due 2015 and the Debentures due 2035 shall be issuable in denominations of $1,000 and any integral multiple in excess thereof.
     (i) Paying Agent and Security Registrar, Office or Agency of Company: The Company hereby appoints The Bank of New York as the Security Registrar and Paying Agent in respect of each of the series of Notes due 2015 and Debentures due 2035. The Series Trustee’s Corporate Trust Office initially shall be located at 101 Barclay Street, Floor 8W, New York, New York 10286, Attention: Corporate Trust Division – Corporate Finance Unit. Pursuant to Section 1002 of the Indenture, the Company hereby appoints the Corporate Trust Office of the Series Trustee as the office or agency of the Company in The City of New York where 2005 Securities may be presented or surrendered for payment, where 2005 Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the 2005 Securities and the Indenture may be served.
     (j) Global Security: Each of the Notes due 2015 and the Debentures due 2035 shall be issued in the form of one or more Global Securities for which The Depository Trust Company, New York, New

York shall be the initial Depositary. Each of the Notes due 2015 and the Debentures due 2035 shall, in addition to any applicable legend set forth in the Indenture, contain a legend in substantially the following form:
“Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.”
     Members of, or participants in, the Depositary (“Participants”) shall have no rights under this Indenture with respect to any Global Securities of the 2005 Securities held on their behalf by the Depositary, or the Series Trustee as its custodian, or under the Global Securities of the 2005 Securities, and the Depositary may be treated by the Company, the Series Trustee and any agent of the Company or the Series Trustee as the absolute owner of a Global Security of the 2005 Securities for all purposes whatsoever. None of the Company, the Series Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or any agent of the Series Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a 2005 Security in the form of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. The Company, the Series Trustee, any Paying Agent and any Security Registrar and any other agent of the Company and any agent of the Series Trustee shall be entitled to deal with any depositary (including any Depositary), and any nominee thereof, that is the Holder of any such Global Security for all purposes of this Indenture relating to such Global Security (including the payment of principal, premium, if any, and interest and Additional Amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global Security) as the sole Holder of such Global Security and shall have no obligations to the beneficial owners thereof. None of the Company, the Series Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or any agent of the Series Trustee shall have any responsibility or liability for any acts or omissions of any such depositary with respect to such Global Security, for the records of any such depositary, including records in respect of beneficial ownership interests in respect of any such Global Security, for any transactions between such depositary and any participant in such depositary or between or among any such depositary, any such participant and/or any holder or owner of a beneficial interest in such Global Security or for any transfers of beneficial interests in any such Global Security.
     Section 2.2. Form of Security. The form of the Notes due 2015 is attached hereto as Exhibit A and the form of the Debentures due 2035 is attached hereto as Exhibit B; and the Notes due 2015, and the Debentures due 2035 shall have such other terms as are provided for in such forms and in the Indenture as supplemented by this First Supplemental Indenture, respectively.
     Section 2.3. Additional Securities. Subject to the terms and conditions contained herein, the Company may from time to time, without the consent of the existing holders of Notes due 2015, create and issue additional notes (the “Additional Notes”) having the same terms and conditions as the Notes due 2015 in all respects, expect for issue date, issue price and the first payment of interest thereon. Such Additional Notes, at the Company’s determination and in accordance with the provisions of the Indenture, will be consolidated with and form a single series with the previously outstanding Notes due 2015 for all purposes of the Indenture, including, without limitation, amendments, waivers and redemptions. The aggregate principal amount of the Additional Notes, if any, shall be unlimited. Subject to the terms and conditions contained herein, the Company may from time to time, without the consent of the existing holders of Debentures due 2035, create and issue additional debentures (the “Additional Debentures”) having the same terms and conditions as the Debentures due 2035 in all respects, expect for issue date, issue price and the first payment of interest thereon. Such Additional Debentures, at the Company ’s determination and in accordance with the provisions of the Indenture, will be consolidated with and form a single series with the previously outstanding Debentures due 2035 for all purposes of the Indenture, including, without limitation, amendments, waivers and redemptions. The aggregate principal amount of the Additional Debentures, if any, shall be unlimited.
ARTICLE 3
MISCELLANEOUS
     Section 3.1. Definitions. For all purposes of the Indenture, except as otherwise expressly provided or unless the context requires otherwise:
     (a) a term defined in the Indenture and not otherwise defined herein has the same meaning when used in this First Supplemental Indenture;
     (b) the following term has the meaning given to it in this Section 3.1(b) and shall have the meaning set forth below for purposes of this First Supplemental Indenture and the Indenture as it relates to the Notes due 2015 and the Debentures due 2035 created hereby:
“Corporate Trust Office” means, as used with respect to a series of Securities issued under this Indenture, the office of the Series Trustee of that series at which at any particular time the Indenture shall be administered with respect to that series;
     Section 3.2. Confirmation of Indenture. The Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.
     Section 3.3. Responsibility for Recitals, Etc. The recitals herein and in the 2005 Securities (except in the Series Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Original Trustee and Series Trustee assume no responsibility for the correctness thereof. The Original Trustee and the Series Trustee make no representations as to the validity or sufficiency of this First Supplemental Indenture or of the 2005 Securities. The Original Trustee and the Series Trustee shall not be accountable for the use or application by the Company of the 2005 Securities or of the proceeds thereof.
     Section 3.4. Concerning the Trustees. Neither the Original Trustee nor the Series Trustee assumes any duties, responsibilities or liabilities by reason of this First Supplemental Indenture other than as set forth in the Indenture and, in carrying out its responsibilities hereunder, each shall have all of the rights, powers, privileges, protections and immunities which it possesses under the Indenture.
     Section 3.5. Governing Law. This First Supplemental Indenture, the Indenture, the Notes due 2015 and the Debentures due 2035 shall be governed by and construed and enforced in accordance with the law of the State of New York.
     Section 3.6. Separability. In case any provision in this First Supplemental Indenture or in the 2005 Securities shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of the First Supplemental Indenture or the 2005 Securities, as the case may be, shall not in any way be affected or impaired thereby.
     Section 3.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this First Supplemental Indenture, the latter provision shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this First Supplemental Indenture as so modified or excluded, as the case may be.

     Section 3.8. Effect of Headings and Table of Contents. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
     Section 3.9. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, this First Supplemental Indenture has been duly executed by the Company and the Trustees as of the day and year first written above.

DOVER CORPORATION

	By:	/s/ Robert G. Kuhbach

Name: Robert G. Kuhbach
Title: Vice President Finance, Chief Financial Officer and Treasurer

Attest:
/s/ Joseph W. Schmidt

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (as successor to Bank One Trust Company, N.A.), as Original Trustee

	By:	/s/ Carol Ng

Name: Carol Ng
Title: Vice President

THE BANK OF NEW YORK, as Series Trustee

	By:	/s/ Remo J. Reale

Name: Remo J. Reale
Title: Vice President

Exhibit A

[This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]
DOVER CORPORATION
4.875% Notes due October 15, 2015
CUSIP:
No.
Dover Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________, or registered assigns, the principal sum of ________________________on October 15, 2015 and to pay interest thereon from October 15, 2005 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year, commencing April 15, 2006, at the rate of 4.875% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Series Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
[Remainder of page left intentionally blank]

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     Unless the certificate of authentication hereon has been executed by the Series Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.
Dated: October    , 2005

DOVER CORPORATION
By:
Name:
Title:

Attest:
Series Trustee’s Certificate of Authentication
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Series Trustee
By:
Authorized Signatory

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[Reverse of Security]
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of February 8, 2001, between the Company and J.P. Morgan Trust Company, National Association (formerly known as Bank One Trust Company, N.A.), as Trustee (herein called the “Original Trustee”), which term includes any successor trustee, as supplemented by the First Supplemental Indenture, dated as of October 13, 2005, among the Company, the Original Trustee and The Bank of New York, a New York banking corporation, as Series Trustee (herein called the “Series Trustee”, which term includes any successor trustee, and, together with the Original Trustee, the “Trustees”; the Base Indenture as so supplemented, herein called the “Indenture”, which term shall have the meaning assigned to it in the Base Indenture). Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustees and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $300,000,000.
     The Securities of this series are subject to redemption upon not less than 30 days’ and not more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities then outstanding to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 12.5 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the redemption date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     “Treasury Rate” means, with respect to any redemption date: (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the comparable treasury issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the comparable treasury issue will be determined and the treasury rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, calculated using a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for

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such redemption date. The treasury rate will be calculated on the third business day preceding the date fixed for redemption.
     “Comparable Treasury Issue” means the U.S. Treasury security selected by an independent investment banker as having a maturity comparable to the remaining term (“remaining life”) of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.
     “Comparable Treasury Price” means (1) the average of the reference treasury dealer quotations for such redemption date, after excluding the highest and lowest reference treasury dealer quotations, or (2) if the independent investment banker obtains fewer than four such reference treasury dealer quotations, the average of all such quotations.
     “Independent Investment Banker” means either J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. or Wachovia Capital Markets, LLC, as specified by the Company, or, if these firms are unwilling or unable to select the comparable treasury issue, an independent investment banking institution of national standing appointed by the Company.
     “Reference Treasury Dealer” means (1) J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., and at least one other primary U.S. Government securities dealer in New York City selected by Wachovia Capital Markets, LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the independent investment banker.
     “Reference Treasury Dealer Quotations” means, with respect to each reference treasury dealer and any redemption date, the average, as determined by the independent investment banker, of the bid and ask prices for the comparable treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the independent investment banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

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     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and either or both of the Trustees, as the case may be, with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Series Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Series Trustee to institute proceedings in respect of such Event of Default as Series Trustee and offered the Series Trustee reasonable indemnity, and the Series Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like

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aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustees and any agent of the Company or the Original Trustee or the Series Trustee, as the case may be, may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustees nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture but not herein shall have the meanings assigned to them in the Indenture.

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Exhibit B

[This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]
DOVER CORPORATION
5.375% Debentures due October 15, 2035

CUSIP:
No.
     Dover Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                                          on October 15, 2035, and to pay interest thereon from October 15, 2005 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year, commencing April 15, 2006, at the rate of 5.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Series Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
[Remainder of page left intentionally blank]

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     Unless the certificate of authentication hereon has been executed by the Series Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.
Dated: October  , 2005

DOVER CORPORATION
By:
Name:
Title:

Attest:
Series Trustee’s Certificate of Authentication
          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Series Trustee
By:

Authorized Signatory

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[Reverse of Security]
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of February 8, 2001, between the Company and J.P. Morgan Trust Company, National Association (formerly known as Bank One Trust Company, N.A.), as Trustee (herein called the “Original Trustee”), which term includes any successor trustee, as supplemented by the First Supplemental Indenture, dated as of October 13, 2005, among the Company, the Original Trustee and The Bank of New York, a New York banking corporation, as Series Trustee (herein called the “Series Trustee”, which term includes any successor trustee, and, together with the Original Trustee, the “Trustees”; the Base Indenture as so supplemented, herein called the “Indenture”, which term shall have the meaning assigned to it in the Base Indenture). Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustees and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $300,000,000.
     The Securities of this series are subject to redemption upon not less than 30 days’ and not more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities then outstanding to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the redemption date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     “Treasury Rate” means, with respect to any redemption date: (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the comparable treasury issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the comparable treasury issue will be determined and the treasury rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, calculated using a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for

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such redemption date. The treasury rate will be calculated on the third business day preceding the date fixed for redemption.
     “Comparable Treasury Issue” means the U.S. Treasury security selected by an independent investment banker as having a maturity comparable to the remaining term (“remaining life”) of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.
     “Comparable Treasury Price” means (1) the average of the reference treasury dealer quotations for such redemption date, after excluding the highest and lowest reference treasury dealer quotations, or (2) if the independent investment banker obtains fewer than four such reference treasury dealer quotations, the average of all such quotations.
     “Independent Investment Banker” means either J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. or Wachovia Capital Markets, LLC, as specified by the Company, or, if these firms are unwilling or unable to select the comparable treasury issue, an independent investment banking institution of national standing appointed by the Company.
     “Reference Treasury Dealer” means (1) J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., and at least one other primary U.S. Government securities dealer in New York City selected by Wachovia Capital Markets, LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the independent investment banker.
     “Reference Treasury Dealer Quotations” means, with respect to each reference treasury dealer and any redemption date, the average, as determined by the independent investment banker, of the bid and ask prices for the comparable treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the independent investment banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

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     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and either or both of the Trustees, as the case may be, with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Series Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Series Trustee to institute proceedings in respect of such Event of Default as Series Trustee and offered the Series Trustee reasonable indemnity, and the Series Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like

6

aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustees and any agent of the Company or the Original Trustee or the Series Trustee, as the case may be, may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustees nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture but not herein shall have the meanings assigned to them in the Indenture.

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